POWER OF ATTORNEY

	For Executing Forms 3, 4 and 5

Know all by these present, that the undersigned hereby constitutes and appoints each Kevin J. McCarthy, Christopher
M. Rohrbacher and Mark L. Winget, his/her true and lawful attorney-in-fact to:

(1)		execute for and on behalf of the undersigned Forms 3, 4 and 5 (and any amendments thereto) in
connection with the Nuveen Investments Closed-End Funds and in accordance with the requirements
of Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the
  Investment
Company Act of 1940 and the rules thereunder;

(2)		do and perform any and all acts for and on behalf of the undersigned which may be necessary or
desirable in connection with the execution and timely filing of any such Form 3,
  4 and 5 (and any
amendment thereto) with the United States Securities and Exchange Commission, the New York
Stock Exchange and any other authority; and

(3)		take any other action of any type whatsoever in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of
the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such
terms and conditions as such attorney-in-fact may approve in his/her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with the full power of substitute, by virtue of this power of attorney and the rights and powers herein granted.  The
undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 and Section 30(f) of the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of

June 2021.


									/S/ John Nelson
									Signature

									John K. Nelson
									Print Name